                                             SEMI-ANNUAL REPORT


                                                          FPA New Income, Inc.


[FPA LOGO]

DISTRIBUTOR:

FPA FUND DISTRIBUTOS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

                                                   MARCH 31, 2001

                             LETTER TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS:

      This Semi-Annual Report covers the six-month period ended March 31, 2001. Your Fund's net asset value (NAV) closed at $10.97. Income dividends of $0.19 and $0.20 were paid on October 6, 2000, and December 28, 2000, to holders of record on September 29 and December 18, 2000, respectively. The January payment also included a $0.08 capital gains distribution of which $0.045 was long-term in nature.

      The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

                                      AVERAGE ANNUAL TOTAL RETURN
                                      PERIODS ENDED MARCH 31, 2001
                                     ------------------------------
                                      1 YEAR     5 YEARS   10 YEARS
                                     --------   ---------  --------
FPA New Income, Inc.
  (NAV)..........................     12.16%*     7.38%*    8.71%*
FPA New Income, Inc.
  (Net of Sales Charge)..........      8.23%++    6.61%++    8.32%++
Lipper Corporate Debt Fund
  "A" Rated Average..............     10.77%      6.40%     7.70%
Lehman Brothers Government/
  Credit Index...................     12.41%      7.42%     8.06%

      The Fund's total rate of return for the six months was 8.12%* versus 6.88% and 7.71% for the Lipper Average and the Lehman Brothers Index, respectively. For the calendar year ended December 31, 2000, total returns were: FPA New Income, 9.32%*; Lipper Average, 9.73%; and the Lehman Index, 11.85%.

COMMENTARY

      Before discussing the current period's performance and outlook, beginning with this letter and each subsequent letter, we will add a new section of commentary that will highlight the thoughts of one of my associates that assists me in the management of your assets. Thomas Atteberry, who has worked with me for four years and has nineteen years of investment experience, will be the first contributor. I hope you will look forward to these additional insights as I do. It is our hope that you will become more acquainted, over time, with the other investment professionals who work as a team toward a common goal of superior long-term investment performance.

      Your Fund's performance continues to compare favorably to the Lipper Average and the Lehman Index over the various time periods indicated in the above table. Since 1984, your Fund has generally outperformed the bond market and other high-quality intermediate-term bond funds during periods of rising or stagnant interest rates while underperforming when interest rates are falling. This has not been the case for the three- and six-month periods ending March 31, 2001. Your Fund has dramatically outperformed the bond market and the Lipper Average during this timeframe. During the six months ended March 31, five and ten-year Treasury bond yields have fallen by 129 and 88 basis points, respectively (there are a 100 basis points in one percentage point). This led to returns of 6.88% and 7.71% for the Lipper Average and the Lehman Index, while your Fund returned 8.12%. The performance differential was even more significant for the three-month period ended March 31. Your Fund returned 5.68%, while the Lipper Average and the Lehman Index returned, 3.10% and 3.20%, respectively. We are gratified to be able to report this good news.

      Your Fund's superior performance for this period was primarily a function of our large exposure to Treasury Inflation Protection Securities (TIPS), approximately 40% of the portfolio, and our selective holdings in high-yield corporate debt securities. Since December 31, the ten-year TIPS base yield has fallen 44 basis points versus 19 basis points for the ten-year Treasury nominal bond yield. Since the Federal Reserve began lowering the Fed funds rate on January 3, the ten-year TIPS yield has fallen significantly while the ten-year nominal Treasury bond yield has either remained unchanged or has risen. We believe the TIPS' superior performance was a result of their undervaluation versus nominal Treasury bonds. In addition, investors placed a greater value on the security's inflation call-option feature, since there appears to be a growing fear that the Federal Reserve's recent aggressive monetary easing may lead to a somewhat higher level of inflation longer term. High-



---------------
* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown
++ Reflects deduction of the maximum sales charge of 3.50% of the offering price yield bond exposure helped the Fund's performance, as the Fund benefited from sizeable price recovery gains in Conseco debt. As we explained in our September shareholder letter, we added to our Conseco holdings after a difficult performance period. We are now being rewarded for this decision. Your Fund also benefited from the sale or maturity of other high-yield or convertible bonds at substantial price premiums, despite the difficult high-yield bond market. High-yield bond selection does count.

      Your Fund is currently defensively positioned, as reflected by its short modified duration of 2.99 years at March 31 versus 4.25 years at September 30 last year. This is our shortest duration since the fall of 1998. To reiterate, modified duration is a measure of how sensitive a portfolio is to changes in interest rates. The larger the duration number, the more sensitive the portfolio is to interest-rate changes. The Lehman Index's modified duration is 5.57 years and, therefore, it should be more volatile than your Fund. We are becoming more defensive since we believe we are not being compensated sufficiently, through a higher yield, for the various risks we believe exist. During the past several months, we have sold many of our long duration bonds and replaced them with higher coupon mortgage-agency securities of shorter duration. We have also allowed short-term liquidity to build. This is completely the opposite of what many other bond managers are doing. Investor optimism is quite high, regarding the benefits of a slower economy and the Federal Reserve's interest-rate lowering policy. According to the Bank Credit Analyst's March data, the average bond portfolio duration is close to the highs of the past seven years while "bullish" sentiment recently went to a new high for the same period. Obviously, we have a considerably different opinion, as reflected by our short modified duration.

      As a result of the portfolio changes, at March 31, government/agency securities totaled 66.4% of net assets. AAA- and AA-rated securities, excluding cash and equivalents, totaled 0.3%. Short-term liquidity totals 18.3%. Convertible and high-yield securities, included in the less-than-AA category, totaled 15.0%.

      In our September shareholder letter, we attempted to forecast the economic outlook for 2001. In a word, we were wrong. We were too optimistic about economic growth. Obviously, we did not see the economy falling off a cliff in October since our shareholder letter was dated October 15. This has been one of the sharpest and most unexpected falloffs in economic activity. I can say that we are in good company with many other less than prescient forecasters. Having said that, our inaccurate forecast did not preclude us from outperforming the bond market. We achieved this feat through security selection rather than interest-rate forecasting. Since 1984, this has typically been the case for your Fund. We learned a long time ago that it is far more difficult to forecast macro economic events than micro economic situations.

      Still, we will humbly attempt to forecast the period into 2002. We continue to believe that we are in a profit recession rather than an economic recession. Analysts in general have been far too optimistic about earnings growth for this year as well as next year. Only recently has the consensus expectation for S&P earnings growth for 2001 fallen to zero versus a view of 12-15% growth for 2001 held late last year. We consider this new forecast also optimistic. Our forecast of profit growth is more negative while our economic growth outlook is somewhat more optimistic. We still believe the U.S. economy is far more resilient than the consensus believes. The wild card is the consumer. If the consumer continues to spend, the economy should remain reasonably stable or begin to gradually improve. If consumer confidence falls materially further and this leads to a contraction in consumer spending, all bets are off. We believe the Fed has been lowering rates rapidly so as to support consumer confidence. We do have our anxieties since we are unable to quantify the potentially harmful side effects of a decline in consumer wealth from the collapse in stock prices. There is a raging debate as to whether the economic recovery will be "V"- or "U"-shaped. Those who are forecasting a "V"-shaped, i.e. rapid, recovery, are being heavily influenced by the Federal Reserve's earlier interest-rate cuts as well as by possible future reductions. Furthermore, they see a tax cut adding to this positive trend. As we said, we are not as optimistic. We think the odds favor a more prolonged period of slower economic growth because of eroding corporate profit margins. Higher employment cost, medical expenses, rising depreciation expense and lower operating rates are likely contributors to these reduced profit margins, which should negatively impact corporate capital-spending intentions. This is particularly true for the technology sector and is significant since the primary driver of U.S. capital spending during this past economic cycle has been expenditures for technology equipment. We do not believe the economy will recover as quickly as it did after the Asia crisis in 1998.

      Our cautious view on capital-spending intentions stems from the belief that these interest-rate reductions will have only a marginal impact on corporate capital-spending plans. We believe we are on the backside of what was a very long capital-spending cycle and, therefore, these lower rates will only modestly influence capital-spending intentions since the excess capacity that has developed will have to be reduced or grown into before a new up-cycle can emerge. The positive side of this negative argument is that a major portion of this past capital-spending cycle was centered in the far shorter life-expectancy areas of technology. Our best guess is that it may take two years to work off a large portion of the excesses of this past cycle.

      Some might argue that, if we have such a cautious economic growth outlook, why are we not more optimistic concerning the high-quality segment of the bond market, especially longer term Treasury securities. We still believe that inflation expectations are too low and that there is a growing risk to the value of the dollar. We have a record current account deficit that makes the U.S. economy very dependent on the importation of foreign capital. Should this flow lessen, it could have a negative effect on the dollar's value. Should the dollar weaken versus the Euro, this could put upward pressure on our interest-rate levels. Tom Atteberry and I are currently investigating potential low-risk investments to counter a weak dollar that would partially protect the value of your Fund's assets. Given these thoughts, your Fund is strategically positioned to be able to take advantage of several market sectors, should opportunities present themselves. Now I would like to introduce you to Tom Atteberry's investment thoughts.

THOMAS ATTEBERRY'S INVESTMENT COMMENTARY

      We always strive to take advantage of market dislocations and profit from other investors' overly optimistic or pessimistic behavior. During the last six months, the high-yield segment of the domestic bond market experienced poor performance as investors fled the area, despite historically attractive yield and valuation levels. In the prior two periods where this occurred, calendar year 1990 and the fall of 1998, investors, and your Fund, were well rewarded for increasing their exposure to this segment of the bond market. Currently, circumstances appear to be different enough to warrant a less aggressive approach in entering the high-yield or credit-sensitive segments of the bond market.

      The fundamental financial characteristics of bonds within the high-yield bond market have changed over the past decade, resulting in considerably riskier credit profiles. Typically, these newer high-yield bonds are from companies that are less seasoned and more entrepreneurial in their business characteristics. The proceeds from debt issuance have been used to build infrastructure and fund growth versus the purchase of existing assets in an ongoing business. In the past, the debt structures were comprised of senior claims on a company's assets compared to subordinated claims today.

      As a result of these changes, newer issues of high-yield debt have lower and less seasoned cash flows available to pay interest costs and repay the debt along with fewer, if any, assets to support the bond's value in the event of a liquidation. An example of the impact of lower asset protection is that, at the height of the 1990 recession, the average principal loss on a high-yield bond default was 68% while in 2000 it was 76%.

      There has been a dramatic shift in the composition of the high-yield market within the past three years.

The telecommunication sector's share has increased from 10% in June 1997 to approximately 23% in June 2000, according to Bear Stearns & Co., Inc. Companies focusing on newer communication technologies were raising sizeable amounts of debt capital to fund the new infrastructure building that was required to attract customers. These types of companies, along with several others, financed their operations with large amounts of debt, when they should have used more equity. Therefore, a far greater percentage of high-yield bonds look more like the equity position in a corporation's capital structure.

      It is this migration of high-yield bonds toward equity-like characteristics that concerns us. Over the intermediate term, corporate profit margins are likely to be squeezed by rising costs, a difficult pricing environment and slower economic growth. This should lead to a drop in debt coverage ratios; therefore, at current yield levels, the market does not appear to be pricing in some of these potential risks. We believe that we will need to be even more discriminating in our selection and investment in high-yield securities.

      A potential alternative to the straight high-yield market is the "busted" convertible-bond sector. These are securities where the bond prices have fallen, because of a declining share price, to a level similar in yield to a high-yield bond. They can have a similar credit position to that of a high-yield bond within a company's capital structure while having the added benefit of participating in the underlying stock's price appreciation. We also find that some of these convertible securities have yields competitive with high-yield bonds while having a shorter maturity.

      Because of our cautious view towards corporate profitability growth, we expect the less-than-AA portion of the Fund, primarily high-yield and "busted" convertible bonds, to remain below the maximum allocation of 25% for the near term. We are maintaining our financial flexibility so as to take advantage of any dislocations that might occur within the high-yield/"busted" convertible market. Potential investments will be companies that hold a significant market share within their industry and have the financial strength to survive and prosper in a more difficult profit environment. We see potential opportunities within the industrial, technology and consumer non-durable segments of the high-yield "busted" convertible-bond market. We plan to be opportunistic but cautious in the deployment of your capital.

With those closing comments, we thank you for your continued investment and support.

Respectfully submitted,

/s/ Robert L. Rodriguez

Robert L. Rodriguez, CFA
President & Chief Investment Officer

May 4, 2001

                             MAJOR PORTFOLIO CHANGES
                         Six Months Ended March 31, 2001

                                                                      Principal
                                                                        Amount
                                                                      ------------
NET PURCHASES

NON-CONVERTIBLE BONDS & DEBENTURES
Comdisco, Inc. --6.38% 2001 (1) .................................    $ 2,350,000
Comdisco, Inc. --7.23% 2001 (1) .................................    $ 3,100,000
Conseco Finance Corp. --10 1/4% 2002 ............................    $ 1,000,000
Conseco, Inc. --7.6% 2001 .......................................    $ 2,000,000
Federal National Mortgage Association --7% 2025 (1) .............    $14,550,000
Federal National Mortgage Association --7% 2031 (1) .............    $ 7,981,868
Federal National Mortgage Association --7 1/2% 2014 (1) .........    $ 1,229,087
Federal National Mortgage Association --7 1/2% 2015 (1) .........    $ 1,597,959
Government National Mortgage Association II --7% 2024 (1) .......    $ 6,267,813
Government National Mortgage Association II --7 1/2% 2030 (1) ...    $ 5,707,733
Jo-Ann Stores, Inc. --10 3/8% 2007 ..............................    $ 5,450,000
Riviera Holdings Corp. --10% 2004 ...............................    $ 4,408,000

NET SALES

NON-CONVERTIBLE BONDS & DEBENTURES
Centertrust Retail Properties, Inc. --7 1/2% 2001 (Class A) (2)...   $ 5,558,000
Centertrust Retail Properties, Inc. --7 1/2% 2001 (Class B) (2)...   $ 7,200,000
Conseco, Inc. --7 7/8% 2000 (2)...................................   $ 7,830,000
DLJ Mortgage Acceptance Corp. --7.5481% 2026 (2)..................   $ 4,785,126
DRS Technologies, Inc. --9% 2003 (2)..............................   $ 2,000,000
Federal Home Loan Mortgage Corporation (Z) --6 1/2% 2029 (2)......   $ 5,875,595
Federal Home Loan Mortgage Corporation (Z) --7% 2029 (2)..........   $ 5,434,001
Morgan Stanley Dean Witter Capital I Inc. --8.14% 2022 (2)........   $ 5,150,000
Trump Atlantic City Associates --11 1/4% 2006.....................   $ 7,400,000
U.S. Treasury Inflation-Indexed Notes --3 3/8% 2007...............   $ 6,143,200
U.S. Treasury Notes Strip --0% 2009 (2)...........................   $10,000,000

CONVERTIBLE BONDS & DEBENTURES
Offshore Logistics, Inc. --6% 2003 (2)............................   $ 5,500,000
Quantum Health Resources, Inc. --4"% 2000 (2).....................   $ 1,000,000

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2001

                                                                                          Principal
BONDS & DEBENTURES                                                                          Amount              Value
--------------------------------------------------------------------------------      -----------------  -----------------
U.S. GOVERNMENT & AGENCIES
U.S. GOVERNMENT -- 36.8%
U.S. Treasury Inflation-Indexed Notes --3 3/8% 2007.............................      $     220,439,520  $     222,885,021

                                                                                                         -----------------
MORTGAGE-BACKED AGENCIES -- 29.6%
Federal Home Loan Mortgage Corporation
  --6% 2008.....................................................................      $      26,437,250  $      26,342,100
  --6% 2009.....................................................................             22,316,000         22,274,158
  --7% 2008.....................................................................              2,453,541          2,453,541
  --7% 2023.....................................................................              5,000,000          4,996,875
  --7 1/3% 2021.................................................................                487,169            490,366
  --8 1/2% 2026.................................................................              6,266,508          6,626,832
  --10.15% 2006.................................................................                  3,903              3,904
Federal Home Loan Mortgage Corporation (IO)
  --6 1/2% 2007.................................................................              3,283,932            226,797
  --6 1/2% 2020.................................................................                529,169             14,428
  --6 1/2% 2023.................................................................              2,575,992            219,562
  --7% 2020.....................................................................              5,193,676            284,029
Federal Home Loan Mortgage Corporation (Z) --7"% 2026...........................              4,932,914          4,932,914
Federal National Mortgage Association
  --6 1/2% 2008.................................................................              2,851,816          2,908,852
  --7% 2025.....................................................................             14,550,000         14,790,984
  --7% 2031.....................................................................              7,981,868          8,104,090
  --7 1/4% 2010.................................................................              6,000,000          6,619,800
  --7 1/2% 2014.................................................................              1,229,087          1,255,205
  --7 1/2% 2015.................................................................              1,597,959          1,631,916
  --7 1/2% 2016.................................................................                999,406          1,020,643
  --8% 2015.....................................................................              1,075,000          1,074,328
Federal National Mortgage Association (IO)
  --6 1/2% 2009.................................................................              2,594,594            405,911
  --6 1/2% 2020.................................................................              2,501,437            146,667
  --7% 2004.....................................................................                534,907             50,649
Federal National Mortgage Association (Z)
  --7% 2019.....................................................................             14,985,675         15,069,969
  --7% 2024.....................................................................             13,247,922         13,156,843
  --7 1/2% 2024.................................................................              1,801,013          1,801,013
  --7 1/2% 2030.................................................................              1,531,839          1,531,839
Government National Mortgage Association --7 1/2% 2023..........................                353,882            362,950
Government National Mortgage Association (Z) --7 1/2% 2029......................             10,342,828         10,740,386

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2001

                                                                                         Principal
BONDS & DEBENTURES--CONTINUED                                                              Amount            Value
--------------------------------------------------------------------------------        --------------   -------------
Government National Mortgage Association II
  --7% 2024..................................................................... $       6,267,813 $        6,383,376
  --7% 2028.....................................................................         8,137,654          8,229,203
  --7 1/2% 2030.................................................................         5,707,733          5,827,239
  --8% 2027.....................................................................         2,842,379          2,921,433
Government National Mortgage Association (MH)
  --8 1/4% 2006-7...............................................................           187,760            193,041
  --8 3/4% 2006.................................................................           538,540            557,389
  --8 3/4% 2011.................................................................           730,706            761,761
  --9% 2010.....................................................................           319,513            335,888
  --9% 2011.....................................................................           979,707          1,029,917
  --9 1/4% 2010-11..............................................................           642,557            670,669
  --9 3/4% 2005-6...............................................................         1,277,870          1,335,773
  --9 3/4% 2012-13..............................................................           590,207            616,951
Government National Mortgage Association (PL) "10"% 2017........................           868,975            870,333
                                                                                                   -------------------
                                                                                                   $      179,270,524
                                                                                                   -------------------
TOTAL U.S. GOVERNMENT & AGENCIES -- 66.4% ......................................                   $      402,155,545
                                                                                                   -------------------
MORTGAGE BONDS
ASSET-BACKED -- 2.7%
Green Tree Financial Corporation
  --7.3% 2027 .................................................................. $       9,966,753 $        6,419,212
  --7 3/4% 2029 ................................................................           998,188            644,767
  --7.77% 2029 .................................................................         5,500,000          3,808,750
  --8% 2028 ....................................................................         2,769,534          2,146,389
  --8.44% 2030..................................................................         4,613,182          3,109,573
                                                                                                   -------------------
                                                                                                   $      16,128,691
                                                                                                   -------------------
MORTGAGE-BACKED -- 0.3%
First Financial Mortgage Trust (Series 9 Class A4)
  --5.8% 2008 .................................................................. $         596,634 $          584,328
Norwest Asset Securities Corp. (Series 1999-13 Class A "Z")
  --6 3/4% 2029.................................................................         1,456,204          1,383,850
                                                                                                   -------------------
                                                                                                   $        1,968,178
                                                                                                   -------------------
TOTAL MORTGAGE BONDS -- 3.0%....................................................                   $       18,096,869
                                                                                                   -------------------
CORPORATE BONDS & DEBENTURES -- 8.2%
Advantica Restaurant Group, Inc. --11 1/4% 2008 ................................ $      11,428,038 $        7,313,944
Comdisco, Inc.
  --6.38% 2001 .................................................................         2,350,000          2,288,312
  --6.68% 2001 .................................................................           465,000            460,641
  --7.23% 2001 .................................................................         3,100,000          3,067,063

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2001

                                                                                      Shares or
                                                                                      Principal
BONDS & DEBENTURES--CONTINUED                                                           Amount              Value
-------------------------------------------------------------------------------- ----------------- ------------------
Conseco Finance Corp. -- 10 1/4% 2002........................................... $       1,350,000 $        1,309,500
Conseco, Inc.
  -- 7.6% 2001..................................................................         2,500,000          2,475,000
  -- 8 1/2% 2002................................................................         4,760,000          4,545,800
Jo-Ann Stores, Inc. -- 10 4/8% 2007.............................................         6,900,000          4,623,000
Oregon Steel Mills, Inc. -- 11% 2003............................................        15,100,000         13,457,875
Riviera Holdings Corp. -- 10% 2004..............................................         8,000,000          6,800,000
Trump Atlantic City Associates -- 11 1/4% 2006..................................         5,000,000          3,350,000
                                                                                                   ------------------
                                                                                                   $       49,691,135
                                                                                                   ------------------
TOTAL NON-CONVERTIBLE BONDS & DEBENTURES -- 77.6%...............................                   $      469,943,549
                                                                                                   ------------------
CONVERTIBLE BONDS & DEBENTURES -- 3.4%
Charming Shoppes, Inc. -- 7 1/2% 2006 .......................................... $       9,600,000 $        8,640,000
CKE Restaurants, Inc. -- 4 1/4% 2004 ...........................................        19,000,000          8,740,000
Hutchinson Technology Incorporated -- 6% 2005 ..................................           500,000            395,000
HomeBase, Inc. -- 5 1/4% 2004 ..................................................         9,452,000          3,119,160
                                                                                                   ------------------
                                                                                                   $       20,894,160
                                                                                                   ------------------
PREFERRED STOCK -- 0.7%
Crown American Realty Trust.....................................................            93,800 $        4,164,720
                                                                                                   ------------------
TOTAL INVESTMENT SECURITIES -- 81.7% (Cost $498,734,440)........................                   $      495,002,429
                                                                                                   ------------------
SHORT-TERM INVESTMENTS -- 20.5% (Cost $124,505,989)
American General Finance Corporation -- 4.95% 4/2/01 ........................... $       8,937,000 $        8,935,771
United Parcel Service of America Inc. -- 4.93% 4/3/01 ..........................        18,887,000         18,881,827
Wal-Mart Stores, Inc. -- 5.04% 4/5/01 ..........................................        25,000,000         24,986,000
Gannett Co., Inc. -- 4.99% 4/6/01 ..............................................        10,000,000          9,993,069
Coca-Cola Company, The -- 5.07% 4/9/01 .........................................        10,000,000          9,988,733
Minnesota Mining & Manufacturing Company -- 5.07% 4/10/01 ......................        11,658,000         11,643,224
McDonald's Corporation -- 4.9% 4/10/01 .........................................         4,240,000          4,234,806
General Electric Capital Services, Inc. -- 4.85% 4/17/01 .......................        25,422,000         25,367,202
American General Finance Corporation -- 4.97% 4/18/01 ..........................        10,500,000         10,475,357
                                                                                                   ------------------
                                                                                                   $      124,505,989
                                                                                                   ------------------
TOTAL INVESTMENTS -- 102.2% (Cost $623,240,429).................................                   $      619,508,418
Other assets and liabilities, net -- (2.2)%.....................................                          (13,538,169)
                                                                                                   ------------------
TOTAL NET ASSETS -- 100%........................................................                   $      605,970,249
                                                                                                   ==================

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2001

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $498,734,440)............................................ $     495,002,429
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less)...........................................       124,505,989 $      619,508,418
                                                                                 -----------------
  Cash..........................................................................                                  661
  Receivable for:
    Interest.................................................................... $       4,954,525
    Investment securities sold..................................................            42,811
    Capital Stock sold..........................................................         7,878,523         12,875,859
                                                                                 ----------------- ------------------
                                                                                                   $      632,384,938

LIABILITIES
  Payable for:
    Investment securities purchased ............................................ $      24,234,263
    Capital Stock repurchased...................................................         1,805,914
    Advisory fees...............................................................           239,297
    Accrued expenses and other liabilities......................................           135,215         26,414,689
                                                                                 ----------------- ------------------
NET ASSETS .....................................................................                   $      605,970,249
                                                                                                   ==================

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 55,222,926 shares...........................                   $          552,229
  Additional Paid-in Capital....................................................                          596,344,198
  Undistributed net realized gains on investments...............................                            2,617,019
  Undistributed net investment income...........................................                           10,188,814
  Unrealized depreciation of investments........................................                           (3,732,011)
                                                                                                   ------------------
  Net assets at March 31, 2001..................................................                   $      605,970,249
                                                                                                   ==================

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)...................................                               $10.97
                                                                                                               ======
  Maximum offering price per share
   (100/96.5 of per share net asset value)......................................                               $11.37
                                                                                                               ======

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     For the Six Months Ended March 31, 2001

INVESTMENT INCOME
    Interest....................................................................                   $       18,923,278
    Dividends...................................................................                              257,950
                                                                                                   ------------------
                                                                                                   $       19,181,228
EXPENSES
    Advisory fees............................................................... $       1,281,547
    Transfer agent fees and expenses............................................           119,968
    Custodian fees and expenses.................................................            27,249
    Reports to shareholders.....................................................            22,766
    Directors' fees and expenses................................................            20,492
    Registration fees...........................................................            18,538
    Postage.....................................................................            17,234
    Audit fees..................................................................            13,727
    Insurance...................................................................             6,007
    Legal fees..................................................................             5,234
    Other expenses..............................................................            15,633          1,548,395
                                                                                 ----------------- ------------------
            Net investment income...............................................                   $       17,632,833
                                                                                                   ------------------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)................ $      75,992,285
    Cost of investment securities sold..........................................        73,144,942
                                                                                 -----------------
        Net realized gain on investments........................................                   $        2,847,343

Unrealized appreciation (depreciation) of investments:
    Unrealized depreciation at beginning of period.............................. $     (23,061,074)
    Unrealized depreciation at end of period....................................        (3,732,011)
                                                                                 -----------------
        Unrealized appreciation (depreciation) of investments...................                           19,329,063
                                                                                                   ------------------

            Net realized and unrealized gain on investments.....................                   $       22,176,406
                                                                                                   ------------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...............................................................                   $       39,809,239
                                                                                                   ==================

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                      Six Months Ended                      Year Ended
                                                                       March 31, 2001                    September 30, 2000
                                                            ------------------------------------  --------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income.................................... $      17,632,833                     $     37,194,386
  Net realized gain on investments.........................         2,847,343                            3,681,107
  Unrealized appreciation (depreciation)
    of investments.........................................        19,329,063                           (8,743,291)
                                                            -----------------                     ----------------
Increase in net assets resulting
  from operations..........................................                   $       39,809,239                    $   32,132,202
Distributions to shareholders from:
  Net investment income.................................... $     (18,276,361)                    $    (35,625,012)
  Net realized capital gains...............................        (3,722,402)       (21,998,763)       (4,441,910)    (40,066,922)
                                                            -----------------                     ----------------
Capital Stock transactions:
  Proceeds from Capital Stock sold......................... $     139,991,242                     $    137,500,078
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions.........................        19,133,135                           34,015,943
  Cost of Capital Stock repurchased........................       (72,047,817)        87,076,560      (193,631,573)    (22,115,552)
                                                            ----------------- ------------------  ----------------  --------------
Total increase (decrease) in net assets....................                   $      104,887,036                    $  (30,050,272)

NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $10,832,342 and $9,262,968............................                          501,083,213                       531,133,485
                                                                              ------------------                    --------------
End of period, including
  undistributed net investment income
  of $10,188,814 and $10,832,342...........................                   $      605,970,249                    $  501,083,213
                                                                              ==================                    ==============
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold...............................                           12,967,480                        13,208,545
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions........................................                            1,842,903                         3,289,487
Shares of Capital Stock repurchased........................                           (6,799,834)                      (18,609,995)
                                                                              ------------------                    --------------
Increase (decrease) in Capital
 Stock outstanding.........................................                            8,010,549                        (2,111,963)
                                                                              ==================                    ==============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                  SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK
                       OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 Six
                                                                Months
                                                                Ended
                                                                March
                                                                 31,                      Year Ended September 30,
                                                                          -------------------------------------------------------
                                                                2001         2000        1999        1998        1997      1996
                                                             ---------    ---------   ---------   ---------   ---------   -------
Per share operating performance:
Net asset value at beginning of period...................... $   10.61    $   10.77   $   11.13   $   11.24   $   10.97   $ 11.05
                                                             ---------    ---------   ---------   ---------   ---------   -------
Income from investment operations:
  Net investment income..................................... $    0.35    $    0.77   $    0.71   $    0.67   $    0.68   $  0.68
  Net realized and unrealized gain (loss) on
    investment securities...................................      0.48        (0.11)      (0.30)      (0.10)       0.32      0.06
                                                             ---------    ---------   ---------   ---------   ---------   -------
Total from investment operations............................ $    0.83    $    0.66   $    0.41   $    0.57   $    1.00   $  0.74
                                                             ---------    ---------   ---------   ---------   ---------   -------
Less distributions:
  Dividends from net investment income...................... $   (0.39)   $   (0.73)  $   (0.71)  $   (0.66)  $   (0.68)  $ (0.66)
  Distributions from net realized
    capital gains...........................................     (0.08)       (0.09)      (0.06)      (0.02)      (0.05)    (0.16)
                                                             ---------    ---------   ---------   ---------   ---------   -------
  Total distributions....................................... $   (0.47)   $   (0.82)  $   (0.77)  $   (0.68)  $   (0.73)  $ (0.82)
                                                             ---------    ---------   ---------   ---------   ---------   -------
Net asset value at end of period............................ $   10.97    $   10.61   $   10.77   $   11.13   $   11.24   $ 10.97
                                                             =========    =========   =========   =========   =========   =======

Total investment return*....................................      8.12%        6.56%       3.87%       5.24%       9.54%     7.00%

Ratios/supplemental data:
Net assets at end of period (in $000's).....................   605,970      501,083     531,133     615,746     529,574   338,297
Ratio of expenses to average net assets.....................      0.59%+       0.61%       0.60%       0.59%       0.59%     0.63%
Ratio of net investment income to
  average net assets........................................      6.74%+       7.31%       6.43%       6.06%       6.37%     6.44%
Portfolio turnover rate.....................................        25%+         21%         24%         47%         29%       16%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended March 31, 2001 is not annualized.

+    Annualized

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2001

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

          Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $60,594,084 for the six months ended March 31, 2001. Realized gains or losses are based on the specific-certificate identification method. Cost of investment securities owned at March 31, 2001 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investment securities at March 31, 2001 for federal income tax purposes was $17,542,666 and $21,274,677, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER
          AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1"% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2001

     For the six months ended March 31, 2001, the Fund paid aggregate fees of $20,000 to the four Directors who were not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the six months ended March 31, 2001, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $21,259 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- DISTRIBUTION TO SHAREHOLDERS

     On March 31, 2001, the Board of Directors declared a dividend from net investment income of $0.16 per share payable April 6, 2001 to shareholders of record on March 30, 2001. For financial statement purposes, this dividend was recorded on the ex-dividend date, April 2, 2001.

--------------------------------------------------------------------------------

                            RESULTS OF ANNUAL MEETING

     Following is a list of matters voted upon and the results of those votes cast at the annual meeting of shareholders held October 23, 2000:

     1. With respect to the election of five directors by the holder of Common Stock, $0.01 par value:

                                                                            VOTES FOR               VOTES WITHHELD
                                                                            ---------               --------------
           Willard H. Altman, Jr..........................................  28,293,915                 205,201
           DeWayne W. Moore...............................................  28,282,415                 216,701
           Alfred E. Osborne, Jr..........................................  28,294,849                 204,267
           Robert L. Rodriguez............................................  28,294,300                 204,816
           Lawrence J. Sheehan............................................  28,298,063                 201,054

     2. With respect to approval of a new investment advisory agreement between the Fund and the Investment Adviser, a total of 27,926,256 shares voted for, 110,968 shares voted against and 461,892 shares abstained.

     3. With respect to the selection of Ernst & Young LLP as independent auditors for the Fund for the fiscal year, a total of 28,107,339 shares voted for, 74,963 shares voted against and 316,814 shares abstained.

No broker non-votes were received with respect to any of the matters voted upon.

                             OFFICERS AND DIRECTORS

DIRECTORS

Willard H. Altman, Jr.
DeWayne W. Moore
Alfred E. Osborne, Jr.
Robert L. Rodriguez
Lawrence J. Sheehan

OFFICERS

Robert L. Rodriguez, PRESIDENT AND
    CHIEF INVESTMENT OFFICER
Eric S. Ende, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8500
(800) 638-3060
(617) 483-5000

This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.